UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2009

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		20-8521842
(State or other jurisdiction of	001-33704	(I.R.S. Employer
incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court, Suite 1200
Dallas, TX
(Address of principal		75201
executive offices)		(Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01. Entry into Material Definitive Agreement.
On January 27, 2008 Hicks Acquisition Company I, Inc., a Delaware corporation (the “Company”) entered into a First Amendment (the “Amendment”) to the Equity Purchase Agreement (the “Purchase Agreement”) with respect to Graham Packaging Holdings Company, a Pennsylvania limited partnership (“Graham Packaging”).
The Purchase Agreement was originally entered into on July 1, 2008 with Graham Packaging, GPC Holdings, L.P., a Pennsylvania limited partnership (“GPCH”), Graham Packaging Corporation, a Pennsylvania corporation (“GPC”), Graham Capital Company, a Pennsylvania limited partnership, (“GCC”), Graham Engineering Corporation, a Pennsylvania corporation (“GEC” and, together with GPCH, GCC and GPC, the “Graham Family Holders”), BMP/Graham Holdings Corporation, a Delaware corporation (“BMP/GHC” and, together with the Graham Family Holders, the “Sellers”), GPC Capital Corp. II, a Delaware corporation (“IPO Corp.”), and the other parties signatory thereto, pursuant to which through a series of transactions the Company’s stockholders would acquire a majority of the outstanding common stock of IPO Corp., par value $0.01 per share, and IPO Corp. would own, either directly or indirectly, 100% of the partnership interests of Graham Packaging Company, L.P., a Delaware limited partnership (the “Operating Company”).
The Amendment stipulates that:
•	the Company and Blackstone Capital Partners III Merchant Banking Fund L.P., as the Seller Representative, will each have the right to terminate the Purchase Agreement by giving written notice to the other; and

•	each party will be released from the Purchase Agreement’s exclusivity provisions and will be permitted to consider other possible transactions.
The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Amendment attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 8.01. Other Events.
On January 28, 2009, the Company, The Blackstone Group and Graham Packaging issued a joint press release announcing the execution of the Amendment described above. A copy of the joint press release is attached hereto as Exhibit 99.1.
No Assurances
There can be no assurance that the transaction contemplated by the Purchase Agreement (the “Transaction”) will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized. The description of the Amendment as contained herein is only a summary and is qualified in its entirety by the full text of the Amendment attached as Exhibit 2.1 and incorporated herein by reference.
Additional Information About the Transaction and Where to Find It
In connection with the proposed Transaction, IPO Corp, an affiliate of Graham Packaging, has filed a preliminary Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that includes a preliminary proxy statement of the Company and constitutes a preliminary prospectus of IPO Corp. Once finalized, the Company will mail the definitive proxy statement/prospectus to its stockholders. Before making any voting decision, the Company’s investors and security holders are urged to read the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus when it becomes available, as well as other relevant materials filed with the SEC, as they will contain important information regarding the Transaction. The Company’s stockholders may obtain copies of all documents filed with the SEC regarding the Transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to the Company at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting the Company at (214) 615-2300.

Participants in Solicitation
The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC, and would also be contained in the Company’s proxy statement regarding the Transaction when it becomes available. The Company’s stockholders may obtain additional information about the interests of the directors and officers of the Company in the Transaction by reading the preliminary Registration Statement on Form S-4 filed by IPO Corp, which includes a preliminary proxy statement of the Company.
Information Concerning Forward-Looking Statements
This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the Transaction; approval of the Transaction by the Company’s stockholders; the satisfaction of closing conditions to the Transaction, including the receipt of regulatory approvals; costs related to the Transaction; the competitive environment in the industry in which Graham Packaging operates; the diversion of management time on transaction-related issues; general economic conditions such as inflation or recession; Graham Packaging’s ability to maintain margins due to future increases in commodity prices; Graham Packaging’s loss of large customers; operating Graham Packaging as a public company; Graham Packaging’s continuing net losses; the terms of Graham Packaging’s debt instruments restrict the manner in which Graham Packaging conducts its business and may limit Graham Packaging’s ability to implement elements of its business strategy; Graham Packaging’s indebtedness, which could adversely affect Graham Packaging’s cash flow; despite Graham Packaging’s current levels of indebtedness, Graham Packaging may incur additional debt in the future, which could increase the risks associated with Graham Packaging’s leverage; Graham Packaging’s recovery of the carrying value of its assets; Graham Packaging’s exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham Packaging’s international operations; Graham Packaging’s dependence on significant customers and the risk that customers will not purchase Graham Packaging’s products in the amounts expected by Graham Packaging under their requirements contracts; that the majority of Graham Packaging’s sales are made pursuant to requirements contracts; a decline in prices of plastic packaging; Graham Packaging’s ability to develop product innovations and improve Graham Packaging’s production technology and expertise; infringement on Graham Packaging’s proprietary technology; sales of Graham Packaging’s beverage containers may be affected by cool summer weather; risks associated with environmental regulation and liabilities; the possibility that Graham Packaging’s shareholders’ interests will conflict with Graham Packaging’s interests; Graham Packaging’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; Graham Packaging’s ability to successfully integrate its business with those of other businesses Graham Packaging may acquire; risks associated with a significant portion of Graham Packaging’s employees being covered by collective bargaining agreements; Graham Packaging’s dependence on blow molding equipment providers; market conditions for Graham Packaging’s products; the inability to maintain growth rates and the related impact on revenue, net income and fund inflows/ outflows. Actual results may differ materially from those contained in the forward-looking statements in this report. The Company and Graham Packaging undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Exhibit
2.1*	First Amendment to Purchase Agreement, dated as of January 27, 2009, among the Company, Graham Packaging Holdings Company, GPC Holdings, L.P., Graham Packaging Corporation, Graham Capital Company, Graham Engineering Corporation, BMP/Graham Holdings Corporation, GPC Capital Corp. II and the other parties signatory thereto.

99.1*	Press Release, dated January 28, 2009.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: January 28, 2009

Hicks Acquisition Company I, Inc.
By:	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1*	First Amendment to Purchase Agreement, dated as of January 27, 2009, among the Company, Graham Packaging Holdings Company, GPC Holdings, L.P., Graham Packaging Corporation, Graham Capital Company, Graham Engineering Corporation, BMP/Graham Holdings Corporation, GPC Capital Corp. II and the other parties signatory thereto.

99.1*	Press Release, dated January 28, 2009.

*	Filed herewith.